EX. 10.1

ASSET PURCHASE AGREEMENT

THIS AGREEMENT made this 24th day of August, 2010.

BETWEEN:

GLOBAL TERRALENE INC., a company duly incorporated pursuant to the laws of the Province of British Columbia (Incorporation Number BC0882959), with a registered office located at 7th Floor, 1175 Douglas Street, Victoria, BC, V8W 2E1

(the “Vendor”)

AND:

GOLDEN SPIRIT ENTERPRISES LTD. a company duly incorporated pursuant to the laws of the State of Delaware, United States of America (Incorporation Number 2350791), with offices located at Suite 541-702 Kentucky Street, Bellingham, Washington, 98225

(the “Purchaser”)

BACKGROUND

A.

The Vendor owns certain assets, including patents and other intellectual property, which assets are more specifically described in this Agreement; and

B.

In accordance with this Agreement, the Vendor has agreed to sell, and the Purchaser has agreed to purchase, certain of the Vendor’s assets, on the terms and subject to the conditions provided in this Agreement.

TERMS OF AGREEMENT

In consideration of the premises and the covenants, agreements, representations, warranties and payments contained in this Agreement, the parties agree with the others as follows:

1.

Definitions

The following words shall have the following meanings:

(a)

“Agreement” means this Asset Purchase Agreement;

(b)

“Assets” means the assets set out in section 3.1 and Schedule “A”;

(c)

“Closing Date” means November 30, 2010, or such other date as may be agreed to in writing between the Vendor and Purchaser;

(d)

“Consideration” has the meaning set out in section 2;

(e)

“Schedule “A” ” means Schedule “A” attached to this Agreement; and

(f)

“Shares” means Restricted Rule 144 Common Shares of the Purchaser.

2.

Consideration

The consideration for the Purchaser’s purchase of the Assets will be the issuance to the Vendor of SEVEN MILLION Shares of the Purchaser, as follows:

(a)

FIVE MILLION Shares, issued and delivered to the Vendor on the Closing Date; and

(b)

TWO MILLION Shares, issued and delivered to the Vendor NINTEY (90) days after the Closing Date.

3.

Purchase and Sale of Assets

3.1

Description of Assets

Upon the terms and subject to the conditions of this Agreement, the Vendor agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase from the Vendor, the Assets described in Schedule “A” attached hereto.

3.2

Obligations Not Assumed

Except as provided in this Agreement, the Purchaser does not assume and shall not be liable for any obligations, commitments or liabilities of the Vendor or the Vendor’s business whatsoever including, without limiting the generality of the foregoing, any taxes under the Income Tax Act (Canada), amounts required by law to be withheld at source for Unemployment Insurance, Canada Pension Plan, Workers’ Compensation, or any other taxes whatsoever which may be or become payable by the Vendor including any income or corporation taxes resulting from or arising as a consequence of the sale by the Vendor to the Purchaser of the Assets herein contemplated.

4.

Representations and Warranties of the Vendor

The Vendor represents and warrants to the Purchaser as follows, with the intent that the Purchaser will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

4.1

Capacity to Sell

The Vendor is a corporation duly incorporated, validly existing and in good standing under the British Columbia Business Corporations Act with respect to the filing of annual reports, and has the power and capacity to own and dispose of the Assets and to enter into this Agreement and carry out its terms to the full extent.

4.2

Sale Will Not Cause Default

Neither the execution and delivery of this Agreement nor the completion of the purchase and sale contemplated by this Agreement will:

(a)

violate any of the terms and provisions of the articles of the Vendor, or any order, decree, statute, by-law, regulation, covenant or restriction applicable to the Vendor or any of the Assets; or

(b)

give any person the right to terminate, cancel or remove any of the Assets.

4.3

Assets

The Vendor owns and possesses and has a good marketable title to the Assets free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances and other claims except as provided in this Agreement.

4.4

Litigation

There is no litigation or administrative or governmental proceeding or inquiry pending, or to the knowledge of the Vendor, threatened against or relating to the Vendor, the Vendor’s business or any of the Assets, nor does the Vendor know of any reasonable basis for any such action, proceeding or inquiry.

4.5

Conformity with Laws

All governmental licenses and permits required for the conduct in the ordinary course of the operations of the Vendor’s business and the uses to which the Assets have been put, have been obtained and are in good standing and such conduct and uses are not in breach of any statute, by-law, regulation, covenant, restriction, plan or permit.

4.6

Canadian Resident

The Vendor is not a non-resident of Canada within the meaning of the Income Tax Act.

4.7

Corporate Records

All material transactions to date to which the Vendor is or has been a party to, or in which it is or has been otherwise involved, have been fairly reflected in its corporate record books.

4.8

Conduct of Business

Until the Closing Date, the Vendor shall conduct the Vendor’s business diligently and only in the ordinary course and will use its best efforts to preserve the Assets intact and to preserve for the Purchaser its relationship with its suppliers, customers and others having business relations with it.

4.9

Indemnity

The Vendor shall indemnify and hold harmless the Purchaser from and against:

(a)

any and all liabilities, whether accrued, absolute, contingent or otherwise, existing at the Closing Date and which are not agreed to be assumed by the Purchaser under this Agreement;

(b)

any and all damage or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of the Vendor under this Agreement or from any misrepresentation in or omission from any instrument furnished to the Purchaser under this Agreement; and

(c)

any and all claims, actions, suits, demands, proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

5.

Representations and Warranties of the Purchaser

The Purchaser represents and warrants to the Vendor as follows, with the intent that the Vendor will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

5.1

Conduct of Business

Until the Closing Date, the Purchaser shall conduct the Purchaser’s business diligently and only in the ordinary course.

5.2

Indemnity

The Purchaser shall indemnify and hold harmless the Vendor from and against:

(a)

any and all damage resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of the Purchaser under this Agreement or from any misrepresentation in or omission from any instrument furnished to the Vendor under this Agreement; and

(b)

any and all claims, actions, suits, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

5.3

Status of Purchaser

The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with respect to the filing of annual reports, and has the power and capacity to purchase the Assets and to enter into this Agreement and carry out its terms to the full extent.

5.4

Taxes

The Purchaser will be liable for and shall pay any all provincial and federal sales taxes, registration charges and transfer fees properly payable upon and in connection with the sale and transfer of the Assets by the Vendor to the Purchaser and shall be responsible for any tax or other filings related thereto.

6.

Survival of Representations & Warranties

All statements contained in any instrument delivered by or on behalf of a party under this Agreement or in connection with the transaction contemplated by this Agreement shall be deemed to be representations and warranties by that party and shall, unless otherwise expressly stated, survive the Closing Date for a period of two years.

7.

Conditions Precedent to the Obligations of the Purchaser

All obligations of the Purchaser under this Agreement are subject to the fulfilment at or before the Closing Date of the following conditions:

7.1

Vendor’s Authority to Sell

As at the Closing Date, the execution and delivery of this Agreement and the completion of the transaction contemplated by this Agreement will have been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement will constitute a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

7.2

Vendor’s Representations and Warranties

The Vendor’s representations and warranties contained in this Agreement and in any document delivered under this Agreement or in connection with the transactions contemplated by this Agreement will be true at and as of the Closing Date as if such representations and warranties were made at and as of such time.

7.3

Vendor’s Conditions

The Vendor will have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it before or at the Closing Date.

7.4

Patent Registrations

As of the Closing Date, the Vendor will deliver to the Purchaser duly executed assignments and any other necessary documentation to transfer the patents into the name of the Purchaser.  The Purchaser shall be responsible for any cost associated with assigning the patents to the Purchaser.

8.

Conditions Precedent to the Obligations of the Vendor

All obligations of the Vendor under this Agreement are subject to the fulfilment, before or at the Closing Date, of the following conditions:

8.1

Purchaser’s Authority to Purchase and Issue Shares

As at the Closing Date, the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement, including issuing Shares to the Vendor, will have been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement will constitute a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

8.2

Purchaser’s Representations and Warranties

The Purchaser’s representations and warranties contained in this Agreement will be true at and as of the Closing Date as though such representations and warranties were made as of such time.

8.3

Purchaser’s Conditions

The Purchaser will have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it at or before the Closing Date.

8.4

Board of Directors

(a)

The Purchaser will have prepared the necessary documents to permit the Vendor’s representative, Donald Gress, to be appointed to the board of directors of the Purchaser.

(b)

The parties agree that, during the first TWO (2) years that the Vendor owns shares in the Purchaser, the Vendor shall be entitled to appoint one representative to the board of directors.

8.5

Shareholder’s Agreement

The Purchaser will have prepared a shareholder’s agreement, for the Vendor’s signature, outlining the Vendor’s rights and obligations as a shareholder of the Vendor, as well as the Vendor’s right to have its representative sit on the board of directors of the Purchaser.  The parties hereto agree to negotiate in good faith the terms of the shareholder’s agreement.

9.

Closing

9.1

Closing Date

The purchase and sale of the Assets will be completed on the Closing Date.

9.2

Documents to be Delivered by the Vendor

At the Closing Date the Vendor will deliver or cause to be delivered to the Purchaser;

(a)

copies of the Vendor’s corporate resolutions authorizing sale of the Assets;

(b)

duly executed patent assignment documents; and

(c)

any other Assets not transferred by way of section 9.2(a).

9.3

Documents to be Delivered by the Purchaser

At the Closing Date the Purchaser will deliver or cause to be delivered to the Vendor:

(d)

copies of the Purchaser’s corporate resolutions authorizing purchase of the Assets;

(e)

a share certificate evidencing the issuance to the Vendor of FIVE MILLION Shares, as provided in section 2(a); and

(f)

the Shareholder’s Agreement, in accordance with section 8.4, duly executed by the Purchaser.

10.

Risk of Loss

Until 12:01 a.m. on the Closing Date, the Assets will be and remain at the risk of the Vendor. If any of the Assets are lost, damaged or destroyed before the Closing Date, the Purchaser may, in lieu of terminating this Agreement, elect by notice in writing to the Vendor to complete the purchase to the extent possible without reduction of the purchase price, in which event all proceeds of any insurance or compensation in respect of such loss, damage or destruction will be payable to the Purchaser and all right and claim of the Vendor to any such amounts not paid by the Closing Date will be assigned to the Purchaser.

11.

Further Assurances

The parties will execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

12.

Notice

All notices required or permitted to be given under this Agreement will be in writing and personally delivered to the address of the intended recipient set forth on the first page of this Agreement or at such other address as may from time to time be notified by any of the parties in the manner provided in this Agreement.

13.

Entire Agreement

This Agreement constitutes the entire agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no collateral agreements other than as expressly set forth or referred to in this Agreement.

14.

Amendment

No amendment of this Agreement will be binding unless made in writing by all the parties to this Agreement.

15.

Assignment

This Agreement may not be assigned by any party without the prior written consent of the other party, which consent may be arbitrarily withheld.

16.

Time of the Essence

Time will be of the essence of this Agreement.

17.

Applicable Law

This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, USA.

18.

Successors and Assigns

This Agreement will ensure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

19.

Headings

The headings appearing in this Agreement are inserted for convenience of reference only and will not affect the interpretation of this Agreement.

20.

Counterpart

This Agreement may be signed in counterparts and each such counterpart will constitute an original document and such counterparts, taken together, will constitute one and the same instrument. A counterpart may be delivered by fax or any other form of electronic transmission.

AS EVIDENCE OF THEIR AGREEMENT the parties have executed this Agreement as of the day and year first above written.

GLOBAL TERRALENE INC.

By its Authorized Signatory

this 24th day of August, 2010:

/s/: Don Gress

___________________________

DON GRESS, President

GOLDEN SPIRIT ENTERPRISES LTD.

By its Authorized Signatory

this 24th day of August, 2010:

s/s: Jaclyn Cruz

___________________________

JACLYN CRUZ, President

SCHEDULE “A”

Subject to the terms of this Agreement, the Vendor agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase from the Vendor, the following of the Vendor’s assets relating to the Terralene fuel formulas, including:

(a)

patents, trademarks, copyrights, trade names, and all pending applications for and registrations of any of the foregoing;

(b)

formulas, patents, business plans, data reports, methods of doing business, contact persons, customer lists, studies, findings and ideas;

(c)

schematics, algorithms, processes, patented and unpatented technology and know-how, in process research and development, fuel formulas, trade secrets and any similar intellectual property or proprietary rights and tangible or intangible proprietary information or material;

(d)

the website, www.terralenefuels.com; and

(e)

the name, “Terralene”; however, the Vendor may continue to use the name “Global Terralene” as its incorporated and business name

(collectively, the “Assets”).